UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Virtus Total Return Fund
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VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
VIRTUS TOTAL RETURN FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 20, 2014
Notice is hereby given to the shareholders of Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund (each a “Fund” and together the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at the offices of Virtus Investment Partners at 100 Pearl Street, 2nd Floor, Hartford, CT 06103 on May 20, 2014 at 10:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:
1.
  To elect William R. Moyer and James M. Oates as Class II Trustees of Virtus Global Multi-Sector Income Fund, to serve for a term of three years, or until their successors have been duly elected and qualified (“Proposal 1”);
2.
  To elect William R. Moyer and James M. Oates as Class III Trustees of Virtus Total Return Fund, to serve for a term of three years, or until their successors have been duly elected and qualified (“Proposal 2”); and
3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.
THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES IDENTIFIED IN PROPOSAL 1 AND PROPOSAL 2.
The Board has fixed the close of business on March 31, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.

By order of the Board,
/s/ William Renahan
William Renahan Secretary Virtus Global Multi-Sector Income Fund Virtus Total Return Fund

Hartford, Connecticut
April 4, 2014

IMPORTANT:Shareholders are cordially invited to attend the Annual Meeting. Your vote is important whether or not you are able to attend. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote through the Internet, please go to the website indicated on your proxy card and follow the instructions located there, using your proxy card as a guide. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Boards of Trustees of the Funds.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND ("VGI")
VIRTUS TOTAL RETURN FUND ("DCA")
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2014

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”) of Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund (“DCA”) (each a “Fund” and together the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) to be held at the offices of Virtus Investment Partners at 100 Pearl Street, 2nd Floor, Hartford, CT 06103 on May 20, 2014 at 10:00 a.m. (Eastern time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-866-270-7788.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 4, 2014.
At the Annual Meeting, shareholders of each respective Fund will be asked:
1.
  To elect William R. Moyer and James M. Oates as Class II Trustees of Virtus Global Multi-Sector Income Fund, to serve for a term of three years, or until their successors have been duly elected and qualified (“Proposal 1”);
2.
  To elect William R. Moyer and James M. Oates as Class III Trustees of Virtus Total Return Fund, to serve for a term of three years, or until their successors have been duly elected and qualified (“Proposal 2”); and
3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.
The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of beneficial interest (“Common Shares”) will be voted “FOR” Proposal 1 or Proposal 2, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Funds (addressed to the Secretary at the principal executive office of the Funds, 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a proxy card from your broker.
Each Fund’s Common Shares are the only outstanding voting securities of that Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 31, 2014 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 11,255,235 Common Shares of Virtus Global Multi-Sector Income Fund, and 27,466,109 Common Shares of Virtus Total Return Fund were outstanding and entitled to be voted with respect to that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2014: The Proxy Statement for the Annual Meeting is also available at [www.edocumentview.com/virtus]. The Funds will furnish, without charge, a copy of its respective annual report for the fiscal year ended December 31, 2013 and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to Virtus Global Multi-Sector Income Fund or Virtus Total Return Fund, Attn: Mr. William Renahan, Secretary, 100 Pearl Street, Hartford, CT 06103.
PROPOSAL 1:
ELECTION OF WILLIAM R. MOYER AND JAMES M. OATES
Description of Proposal 1
At the Annual Meeting, shareholders of Virtus Global Multi-Sector Income Fund will be asked to elect William R. Moyer and James M. Oates as Class II Trustees, to serve for a term of three years, or until their successors have been duly elected and qualified.
Background
The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 1
If Proposal 1 is approved, Mr. Moyer and Mr. Oates would be elected as Trustees, effective as of the Annual Meeting, and would continue to serve on the Board as Class II Trustees, to serve for a term of three years, or until their successors have been duly elected and qualified.
PROPOSAL 2:
ELECTION OF WILLIAM R. MOYER AND JAMES M. OATES
Description of Proposal 2
At the Annual Meeting, shareholders of Virtus Total Return Fund will be asked to elect William R. Moyer and James M. Oates as Class III Trustees, to serve for a term of three years, or until their successors have been duly elected and qualified.
Background
The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 2
If Proposal 2 is approved, Mr. Moyer and Mr. Oates would be elected as Trustees, effective as of the Annual Meeting, and would continue to serve on the Board as Class II Trustees, to serve for a term of three years, or until their successors have been duly elected and qualified.

ADDITIONAL INFORMATION ABOUT
PROPOSAL 1 AND PROPOSAL 2
Trustee Nominee
Class II Trustee Nominees
Mr. William R. Moyer and Mr. James M. Oates are the Class II Trustee Nominees for Virtus Global Multi-Sector Income Fund. If elected, it is currently anticipated that Mr. Moyer and Mr. Oates will stand for re-election at the Fund’s 2017 annual meeting of shareholders.
Class III Trustee Nominees
Mr. William R. Moyer and Mr. James M. Oates are the Class III Trustee Nominees for Virtus Total Return Fund. If elected, it is currently anticipated that Mr. Moyer and Mr. Oates will stand for re-election at the Fund’s 2017 annual meeting of shareholders.
The holders of each Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1 or Proposal 2.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominees described in Proposal 1 and Proposal 2.
Certain information concerning the current Trustees, the Trustee Nominees and the officers of the Funds is set forth in the table below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser (Virtus Investment Advisers, Inc. or the “Adviser”) or subadvisers (Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, each a “Subadviser”), or (iii) a principal underwriter of the Funds, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”). As of the date of this Proxy Statement, each Fund is one of 65 registered funds in the Virtus Fund Complex.
Current Trustees of Virtus Global Multi-Sector Income Fund

Class I Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Class I Trustees
Independent Trustee
Thomas F. Mann Year of Birth: 1950	Trustee	Trustee since 2011; term expires at the 2016 Annual Meeting	Retired; Managing Director and Group Head Financial Institutions Group, Societe Generale, Sales of Capital Market Solutions and Products (2003-2012)	2	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Trustee of the Hatteras Funds (9 portfolios) (since 2002)

Class II Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
William R. Moyer Year of Birth: 1944	Trustee	Trustee since 2011; term expires at the 2014 annual meeting	Partner, CrossPond Partners, LLC (2006-present) (strategy consulting firm); Financial and Operations Principal, Newcastle Distributors LLC (2006-present) (broker-dealer); Managing Director, SeaCap Asset Management Fund I, L.P. (2009-2010) and SeaCap Partners, LLC (investment management) (2008-2010).	2	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

James M. Oates Year of Birth: 1946	Trustee	Trustee since 2013; term expires at the 2014 annual meeting	Managing Director (since 1994), Wydown Group (consulting firm).	50
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996) Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007-2011), Hudson Castle Group, Inc. (formerly IBEX Captial Markets, Inc.) (financial services).

Class III Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustee
Phillip R. McLoughlin Year of Birth: 1946	Trustee, Chairman	Trustee since 2011; term expires at the 2015 annual meeting	Partner, CrossPond Partners, LLC (strategy consulting firm) (2006-present); Managing Director, SeaCap Asset Management Fund I, L.P. (2009-2010) and SeaCap Partners, LLC (investment management) (2008-2010).	63
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Chairman, World Trust Fund (2010-present), Director (1991-President); Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (2003-present); Director, DTF Tax-Free Income Fund. Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996-Present); Director, Duff & Phelps Global Utility Income Fund Inc. (2011-present).

Interested Trustee
George R. Aylward* Year of Birth: 1964	Trustee, President	Trustee since 2011; term expires at the 2015 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	61	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

*
  Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.
(1)
  The business address of each current Trustee is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.
(2)
  Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he serves.
(3)
  The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser. As of the date of this Proxy Statement, there were 65 Funds (including the Funds) in the Virtus Fund Complex.

Current Trustees of Virtus Total Return Fund

Class I Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
Class I Trustees
Independent Trustee
Phillip R. McLoughlin Year of Birth: 1946	Trustee, Chairman	Trustee since 2011; term expires at the 2015 annual meeting	Partner, CrossPond Partners, LLC (strategy consulting firm) (2006-present); Managing Director, SeaCap Asset Management Fund I, L.P. (2009- 2010) and SeaCap Partners, LLC (investment management) (2009-2010).	63
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds ; Chairman, World Trust Fund (2010-present), Director (1991-President); Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (2003-present); Director, DTF Tax-Free Income Fund. Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996-Present); Director, Duff & Phelps Global Utility Income Fund Inc. (2011-present).

Interested Trustee
George R. Aylward* Year of Birth: 1964	Trustee, President	Trustee since 2011; term expires at the 2015 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	61	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

Class II Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustee
Thomas F. Mann Year of Birth: 1950	Trustee	Trustee since 2011; term expires at the 2016 Annual Meeting	Retired; Managing Director and Group Head Financial Institutions Group, Societe Generale, Sales of Capital Market Solutions and Products (2003-2012)	2	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Trustee of the Hatteras Funds (9 portfolios) (since 2002)

Class III Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
William R. Moyer Year of Birth: 1944	Trustee	Trustee since 2011; term expires at the 2014 annual meeting	Partner, CrossPond Partners, LLC (2006-present) (strategy consulting firm); Financial and Operations Principal, Newcastle Distributors LLC (2006-present) (broker-dealer); Managing Director, SeaCap Asset Management Fund I, L.P. (2009-2010) and SeaCap Partners, LLC (investment management) (2008-2010).	2	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

James M. Oates Year of Birth: 1946	Trustee	Trustee since 2013; term expires at the 2014 annual meeting	Managing Director (since 1994), Wydown Group (consulting firm).	50
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996) Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007-2011), Hudson Castle Group, Inc. (formerly IBEX Captial Markets, Inc.) (financial services).

*
  Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.
(1)
  The business address of each current Trustee is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.
(2)
  Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he serves.
(3)
  The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser. As of the date of this Proxy Statement, there were 65 Funds (including the Funds) in the Virtus Fund Complex.
Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Funds or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Funds, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.
Thomas F. Mann.   Mr. Mann has over 30 years of experience in various senior management positions at large global finance institutions and small entrepreneurial environments. He is also a trustee of an unaffiliated group of open-end funds.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of other closed-end funds managed by the Adviser and its affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Funds.
Required Vote
The election of the Trustee Nominee to each Board requires a plurality of the votes cast by the shareholders of that Fund at the Annual Meeting, provided a quorum is present.
THE FUNDS’ BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSAL 1 AND PROPOSAL 2.
Unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT
TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

In addition to four regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of the Board. The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board and the identifications of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds' service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Funds' Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., (b) the passage of time, and (c) the manner in which he conducts his trusteeship. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Funds’ operations within the context of his detailed understanding of the perspective of the Adviser and the Funds’ other service providers. The Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Funds, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Funds. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Funds’ risk management structure by the Funds’ Adviser, Subadvisers, Administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Funds’ Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board receives regular written reports from the Funds’ Chief Financial Officer that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the each Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisors, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
The Board has established a number of standing committees to oversee particular aspects of the Funds’ management. These are:
Audit Committee.   The Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are William R. Moyer, Thomas F. Mann, Phillip R. McLoughlin and James M. Oates. The Board has determined that William R. Moyer possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert effective December 6, 2013.
In accordance with proxy rules promulgated by the SEC, the Funds’ Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/DCA/Governance/DCA_Audit_Committee_Charter.pdf
Governance and Nominating Committee.   The Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund for which Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Thomas F. Mann, Phillip R. McLoughlin, William R. Moyer, and James M. Oates.

In accordance with proxy rules promulgated by the SEC, the Funds’ Governance and Nominating Committee charter is available at https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
Non-Trustee Officers of the Funds
The officers of the Funds are elected or appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above under the caption “Current Trustees”.

Name, Year of Birth and Address(1)	Position held with the Funds and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011
Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011
Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); and Vice President and Counsel (2003 to 2008), The Phoenix Cos., Inc.

W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011
Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.

William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012
Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Assistant Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

(1)
  The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.
(2)
  Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, requires the Funds’ officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of either Fund’s securities (“Reporting Persons”), to file reports of ownership of either Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2013.

Information about the Funds’ Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Funds’ independent registered public accounting firm. The Funds’ financial statements for the year ended December 31, 2013 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial books and records for the fiscal year ending December 31, 2014. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report
In connection with the audit of each Fund’s financial statements for the fiscal year ended December 31, 2013, the Audit Committee: (1) reviewed and discussed each Fund’s 2013 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence from each Fund and its management. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the year ended December 31, 2013.
The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to each of the Funds on an annual basis require specific preapproval by each Board. The Board must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.
During the fiscal year ended December 31, 2013, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by each Fund’s Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information - Independent Auditors.
Shareholder Communications to the Trustees
The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of Virtus Global Multi-Sector Income Fund or Virtus Total Return Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustee, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature.
Beneficial Ownership of Securities
As of March 31, 2014, the Funds’ Trustees and executive officers, as a group, owned less than 1% of the Funds’ outstanding Common Shares. As of March 31, 2014, the current Trustees owned Common Shares of the Funds in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in the Fund: VGI	Dollar Range of Equity Securities in the Fund: DCA	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Thomas F. Mann	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Philip R. McLoughlin	$10,001-$50,000	$10,001-$50,000	Over $100,000
William R. Moyer	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
James M. Oates	$10,001-$50,000	$10,001-$50,000	Over $100,000

Interested Trustee
George R. Aylward	$10,001-$50,000	$10,001-$50,000	Over $100,000

*
  The term, "Family of Registered Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.
Board and Committee Meetings
The Funds have not established a policy with respect to Trustee attendance at annual meetings. Five meetings of the Board were held during the fiscal year ended December 31, 2013.
Six meetings of the Audit Committee, no meetings of the Executive Committee, and four meetings of the Governance and Nominating Committee were held during the fiscal year ended December 31, 2013.
During the fiscal year ended December 31, 2013, each Trustee of the Funds attended not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.
Trustee Compensation
The following table provides information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2013.

Name of Trustee	Aggregate Compensation from the Funds		Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Funds Complex(2)
Thomas F. Mann	$54,000		N/A	N/A	$54,000
Phillip R. McLoughlin	$72,500		N/A	N/A	$556,500
William R. Moyer	$57,500		N/A	N/A	$57,500
James M. Oates	$32,692	(1)	N/A	N/A	$226,692

(1)
  Was appointed a Trustee on May 13, 2013, thus reflects less than a full year's compensation.
(2)
  The “Funds Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Funds’ Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.
ADDITIONAL INFORMATION ABOUT
THE ANNUAL MEETING AND THE FUNDS
Further Information About Voting and the Annual Meeting
For purposes of Proposal 1 and Proposal 2, abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or Nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will also be counted as shares present for purposes of a quorum. Broker non-votes will not count as "For" or "Against" the Election of the Trustees. Also for purposes of Proposal 1 and Proposal 2, if a quorum is present, a plurality of the votes cast at the Annual Meeting by shareholders is necessary to elect that Trustee.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of either Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of either Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on March 31, 2014 as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Discretionary Voting
Broker-dealer firms that hold either Fund’s Common Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Common Shares on the Election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. An uncontested Election of Trustees is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the Proposals may be deemed an instruction to vote such shares in favor of the Proposals. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.
Proxy Solicitation
The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. acts as the Funds’ investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of each Fund’s assets. The Adviser is located at 100 Pearl Street, Hartford, CT 06103. The Adviser has delegated the portfolio management of Virtus Total Return Fund to Duff & Phelps

Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). The Adviser has delegated the portfolio management of Virtus Global Multi-Sector Income Fund to NewFleet. Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Newfleet is located at 100 Pearl Street, Hartford, CT 06103.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. Virtus Fund Services became the administrator of VGI and DCA on January 1, 2013, as assignee of VP Distributors, LLC (“VP Distributors”), which is a wholly owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administrative services for VGI and DCA, and the administration fee remains the same.
Independent Auditors
Virtus Global Multi-Sector Income Fund
Fees
The aggregate fees paid to PwC in connection with VGI’s annual audit for fiscal years 2012 and 2013 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees**	Tax Fees***	All Other Fees
2013	$30,500	$2,654	$5,900	$0
2012	$3,050	$1,401	$0	$0

*
  “Audit-Related Fees” are those related to performance of the audit and review of VGI’s financial statements not disclosed under “Audit Fees.”
**
  “Tax Fees” are those primarily associated with review of VGI’s tax provision and Regulated Investment Company qualification in connection with audits of VGI’s financial statements, review of year-end distributions by VGI to avoid excise tax, periodic discussion with management on tax issues affecting VGI, and reviewing and signing VGI’s federal income and excise tax returns.
Some fees for services performed by PwC in 2012 and 2013 were paid to PwC in 2013 and 2014, respectively. Thus, there are fees that were accrued in one year and that are paid in the following year; and therefore are not reflected in the above chart.
Virtus Total Return Fund
Fees
The aggregate fees paid to PwC in connection with DCA’s annual audit for fiscal years 2012 and 2013 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees**	Tax Fees***	All Other Fees
2013	$26,000	$2,654	$5,650	$0
2012	$28,600	$2,763	$3,200	$0

*
  “Audit-Related Fees” are those related to performance of the audit and review of VGI’s financial statements not disclosed under “Audit Fees.”
**
  “Tax Fees” are those primarily associated with review of VGI’s tax provision and Regulated Investment Company qualification in connection with audits of VGI’s financial statements, review of year-end distributions by VGI to avoid excise tax, periodic discussion with management on tax issues affecting VGI, and reviewing and signing VGI’s federal income and excise tax returns.
Some fees for services performed by PwC in 2012 and 2013 were paid to PwC in 2013 and 2014, respectively. Thus, there are fees that were accrued in one year and that are paid in the following year; and therefore are not reflected in the above chart.

All of the services described in the tables above were approved by each Fund’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of March 31, 2014, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Common Stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Ownership*	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock of DCA	Morgan Stanley 1585 Broadway New York, NY 10036	2,132,735	7.8%

Common Stock of DCA	RiverNorth Capital Management, LLC 325 N. LaSale Street Suite 645 Chicago, IL 60654	1,604,274	5.8%

Common Stock of DCA	Bulldog Investors, LLC Park 80 West, 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	1,436,076	5.2%

Common Stock of VGI	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	1,005,671	8.9%

Common Stock of VGI	Morgan Stanley 1585 Broadway New York, NY 10036	639,172	5.7%

*
  This ownership is as of March 31, 2014 based on statements on Schedule 13G filed by RiverNorth Capital Management, LLC on February 14, 2014; Bulldog Investors, LLC on March 10, 2014; and by Morgan Stanley on February 10, 2014, respectively, in connection with their beneficial ownership of the Virtus Total Return Fund’s shares, and statements on Schedule 13G filed by Morgan Stanley on February 10, 2014; and by UBS AG on February 13, 2014, respectively, in connection with their beneficial ownership of the Virtus Global Multi-Sector Income Fund’s shares. However, Virtus Total Return Fund and Virtus Global Multi-Sector Income Fund understand, based on information provided by the foregoing owners, that each of the Fund’s shares are held on behalf of more than one account, and that no one account owns more than 5% of each of the Fund’s shares.
Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at www.edocumentview.com/virtus. These Proxy Materials will be available on the internet through the day of the Annual Meeting.
Privacy Principles of the Funds
In order to conduct its business, the Funds collect and maintain certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Funds’ securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
The Funds do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, the Funds restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.
Deadline for Shareholder Proposals
The deadline for submitting shareholder proposals for inclusion in the Funds’ proxy statement and form of proxy for the Funds’ Annual Meeting of Shareholders in 2015, which is anticipated to take place in June 2015, is: (i) for DCA, between January 20, 2015 and February 19, 2015; and (ii) for VGI, between February 19, 2015 and March 21, 2015. Shareholder proposals should be sent to the attention of the Funds’ Secretary at the address indicated on the first page of this Proxy Statement. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting.
Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Adjournment
In the event a quorum is not present at the Annual Meeting, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,
/s/ William Renahan
WILLIAM RENAHAN
Secretary
Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund

April 4, 2014

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01SW0C 1 U PX + Annual Meeting Proxy Card . Authorized Signatures - This section must be completed for your vote to be counted. - C Date and Sign Below Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. + B Non-Voting Items A Proposal - THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 2. Change of Address - Please print new address below. 01 - William R. Moyer 1. To elect the following Trustees, to serve for a three-year term, or until their successors have been duly elected and qualified. For Withhold IMPORTANT ANNUAL MEETING INFORMATION Current Nominees for a Term Expiring at the Annual Meeting to be held in 2017 (Class III Trustees) 02 - James M. Oates For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 1 9 5 0 1 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Daylight Time, May 20, 2014. Vote by Internet o Log on to the Internet and go to www.envisionreports.com/virtus o Follow the steps outlined on the secured website. Vote by telephone o Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. o Follow the instructions provided by the recorded message. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2014: The Proxy Statement for the Annual Meeting is available on the Internet at www.edocumentview.com/virtus. Proxy — Virtus Total Return Fund Annual Meeting of Shareholders May 20, 2014 Proxy Solicited on Behalf of the Board of Trustees The undersigned hereby appoints William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Virtus Investments Partners, Inc., 100 Pearl Street, 2nd Floor, Hartford, CT 06103 at 10:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Total Return Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Total Return Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the nominees listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Joint Proxy Statement for the Meeting to be held on May 20, 2014. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q